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



Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Feb 29, 2000
Current Due Period Ending                           Mar 31, 2000
Prior Distribution Date                             Mar 14, 2000
Distribution Date                                   Apr 14, 2000


Beginning Trust Principal Receivables           3,785,875,921.66
Average Principal Receivables                   3,785,714,146.68
FC&A Collections (Includes Recoveries)             60,537,690.29
Principal Collections                             110,434,786.35
Additional Balances                                39,331,453.87
Net Principal Collections                          71,103,332.48
Defaulted Amount                                   29,343,098.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,583,128.00

Beginning Participation Invested Amount           391,322,895.04
Beginning Participation Unpaid Principal          391,322,895.04
Balance
Ending Participation Invested Amount              380,939,916.67
Ending Participation Unpaid Principal Balance     380,939,916.67

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 391,322,895.04
Numerator for Fixed Allocation                    401,389,431.36
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Applicable Allocation Percentage                        10.3368%
Investor FC&A Collections                           6,257,679.08

Series Participation Interest Default Amount
Numerator for Floating Allocation                 391,322,895.04
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Floating Allocation Percentage                          10.3368%
Series Participation Interest Default Amount        3,033,146.65


Principal Allocation Components
Numerator for Floating Allocation                 391,322,895.04
Numerator for Fixed Allocation                    401,389,431.36
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.2500%
(c) Rate Sufficient to Cover Interest, Yield             6.4003%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          391,322,895.04
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      2,443,050.57

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          10,382,978.37
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       7,349,831.72
or e]
(b) prior to Accelerated Amort. Date or not         7,349,831.72
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.3368%
(d) Net Principal Collections                      71,103,332.48
(e) after Accelerated Amort Date or Early Amort    11,709,113.36
Period, [f*g]
(f) Fixed Allocation Percentage                         10.6027%
(g) Collections of Principal                      110,434,786.35

(h) Minimum Principal Amount, [Min(i,l)]            4,010,665.46
(i)  Floating Allocation Percentage of             11,415,457.86
Principal Collections
(j)  1.8% of the Series Participation Interest      7,043,812.11
Invested Amount
(k) Series Participation Interest Net Default       3,033,146.65
Payment Amount
(l)  the excess of (j) over (k)                     4,010,665.46

(m) Series Participation Interest Net Default       3,033,146.65
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,257,679.08
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,443,050.57
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,033,146.65
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  652,204.83
Excess [Sec. 4.11(a)(vi)]                             129,277.03

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

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


Seller's Interest                                 877,910,949.94

Series 1996-2

Owner Trust Calculations
Due Period Ending       Mar 31, 2000

Payment Date            Apr 17, 2000

Calculation of Interest Expense


Index (LIBOR)    6.003750%

Accrual end date               Apr 17, 2000

accrual beginning date         Mar 15, 2000

and days in Interest Period               33


                 Class A-1   Class A-2   Class A-3     Class B    Certificates   Overcoll
                                                                                  Amount
Beginning      203,404,283  42,209,653   54,862,687   39,890,673  17,609,530    33,346,069
Unpaid
Principal
Balance

Previously            0.00        0.00         0.00         0.00        0.00
unpaid
interest/yield

Spread to            0.17%       0.32%        0.42%        0.65%       1.00%
index

Rate (capped     6.173750%   6.323750%    6.423750%    6.653750%   7.003750%
at 13%, 15%,
15%, 15%, 16%)

Interest/Yield   1,151,120     244,680      323,056      243,304     113,055
Payable on the
Principal
Balance

Interest on           0.00        0.00         0.00         0.00        0.00
previously
unpaid
interest/yield

Interest/Yield   1,151,120     244,680      323,056      243,304     113,055
Due

Interest/Yield   1,151,120     244,680      323,056      243,304     113,055
Paid



Summary



Beginning
Security       203,404,283  42,209,653   54,862,687   39,890,673  17,609,530    33,346,069
Balance

Beginning
Adjusted       203,404,283  42,209,653   54,862,687   39,890,673  17,609,530
Balance

Principal Paid

                 5,397,052   1,119,950   1,455,673     1,058,420     467,234       966,176
Ending
Security       198,007,231  41,089,703  53,407,014    38,832,253  17,142,296    32,461,419
Balance

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Ending
Adjusted       198,007,231  41,089,703  53,407,014   38,832,253   17,142,296
Balance

Ending
4.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted
Balance        198,088,757  41,089,703   53,407,014   38,832,253  17,142,296

Minimum
Adjusted                    18,800,000   24,500,000   17,800,000   7,900,000    14,800,000
Balance

Certificate
Minimum                                                           11,544,003
Balance

Ending OC
Amount as                                                                       27,364,696
Holdback
Amount

Ending OC
Amount as                                                                        5,096,723
Accelerated
Prin Pmts



Beginning Net         0.00        0.00         0.00         0.00        0.00          0.00
Charge offs

Reversals             0.00        0.00         0.00         0.00        0.00          0.00

Charge offs           0.00        0.00         0.00         0.00        0.00          0.00

Ending Net            0.00        0.00         0.00         0.00        0.00          0.00
Charge Offs


Interest/Yield  $1.4497732  $4.6837611   $4.7578130   $4.9281754  $3.0649845
Paid per $1000

Principal Paid  $6.7972941 $21.4385448  $21.4384801  $21.4385264 $12.6669747
per $1000

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Series 1996-2  Owner Trust Calculations
Due Period                                            March 2000
Payment Date                                        Apr 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       10,382,978.37
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          81,525.60

Series Participation Interest Monthly Interest      2,443,050.57

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,151,119.92
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           244,679.68
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           323,055.50
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             243,304.02
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        113,055.02
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      5,315,525.95
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,119,949.58
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,455,672.80
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,058,420.05
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       467,234.03
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           966,175.96
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            81,525.60
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             286,310.83
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       966,175.96
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           81,525.60
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       884,650.36
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            4,672.34

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